EXHIBIT 99.2 PRO FORMA FINANCIAL INFORMATION

The following Pro-Forma Combined Financial Information as of June 30, 1998 and the year then ended and as of December 31, 1998 and for the six months then ended for Interiors, Inc. and comparable periods for the Combined Companies has been prepared to reflect the combined financial position and the results of operations of Interiors, Inc. and subsidiaries as if the combination described had been effective as of July 1, 1997 for one year operations ending June 30, 1998 and for six months operations ending December 31, 1998. The acquisitions of Stylecraft, Petals, Model Homes, CSL and the probable acquisition of Decor have been accounted for as purchases as if the acquisitions had all occurred as of July 1, 1997 for the fiscal year ending June 30, 1998 and as purchases as if the acquisitions had all occurred as of July 1, 1998 for the interim period ending December 31, 1998. The excess of purchase price over fair value of assets acquired if the acquisitions had all occurred as of July 1, 1997 or July 1, 1998 is reflected as an intangible asset and is being amortized over forty years.

The Pro Forma Combined Financial Information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the combination had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

In management's opinion, all material adjustments necessary to reflect the effects of the combination have been made.

PRO FORMA INTERIM FINANCIAL INFORMATION FOR INTERIORS AND COMBINED COMPANIES (000's) Omitted

                                                                                                  Model
                                                                 Interiors  Stylecraft  Petals    Homes       CSL
BALANCE SHEET                                                    12/31/98    12/31/98  12/31/98  12/31/98   12/31/98
ASSETS

CURRENT ASSETS:
     Cash                                                             673      1,934     1,949                   65
     Accounts receivable, net                                       6,946      2,613       482     1,243      1,310
     Inventories                                                    8,400      3,219     7,111       860      3,492
     Other current assets                                           6,214        110     1,432       130        218
                                                               -------------------------------------------------------

Total current assets                                               22,233      7,876    10,974     2,233      5,085
                                                               -------------------------------------------------------

INVESTMENT IN AFFILIATES                                            4,467

PROPERTY AND EQUIPMENT, net                                         1,513      1,371       929     4,852      1,004

OTHER ASSETS                                                       21,093                  460        34        332
                                                               -------------------------------------------------------

                     Total assets                                  49,306      9,247    12,363     7,119      6,421
                                                               =======================================================



LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Notes payable and current maturities of long-term debt        12,665         30     2,826       741      2,197
     Accounts payable and accrued liabilities                       8,191      3,542     6,959     2,109      2,093
                                                               -------------------------------------------------------

                     Total current liabilities                     20,856      3,572     9,785     2,850      4,290

LONG TERM DEBT                                                      5,287        190       282                1,723

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
     Class A Preferred stock, $.01 par value, 5,300,000 shares
        authorized, 596,711 shares issued and outstanding               6
     Class C Preferred stock, $.01 par value, 6,427 shares
        authorized, issued and outstanding
     Class A common stock, $.001 par value, 60,000,000 shares
        authorized, 23,285,425 shares issued,                          20          5        53       200         12
        21,785,425 shares outstanding
     Class B common stock, $.001 par value, 2,500,000 shares
        authorized, 1,105,000 shares issued and outstanding             1
     Treasury stock                                                (1,317)              (1,700)              (1,218)
     Additional paid-in-capital                                    32,946         34     4,231               16,279
     Accumulated deficit                                           (7,545)     5,446      (288)    4,069    (14,665)
     Notes receivable                                                (948)
                                                               -------------------------------------------------------

                     Total stockholders' equity                    23,163      5,485     2,296     4,269        408
                                                               -------------------------------------------------------

Total liabilities and stockholders' equity                         49,306      9,247    12,363     7,119      6,421
                                                               =======================================================




                                                                    Decor     Adjustments    Total
BALANCE SHEET                                                     12/31/98
ASSETS

CURRENT ASSETS:
     Cash                                                                ab     (4,612)           9
     Accounts receivable, net                                        510                     13,104
     Inventories                                                     622                     23,704
     Other current assets                                            656 e        (622)       8,138
                                                                 ----------------------------------------

Total current assets                                               1,788        (5,234)      44,955
                                                                 ----------------------------------------

INVESTMENT IN AFFILIATES                                                 e      (3,227)       1,240

PROPERTY AND EQUIPMENT, net                                           81                      9,750

OTHER ASSETS                                                       1,623 abcde  17,026       40,568
                                                                 ----------------------------------------

                     Total assets                                  3,492         8,565       96,513
                                                                 ========================================



LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Notes payable and current maturities of long-term debt        1,301 abc    (3,097)      16,663
     Accounts payable and accrued liabilities                      2,026 abcde  (1,513)      23,407
                                                                 ----------------------------------------

                     Total current liabilities                     3,327        (4,610)      40,070

LONG TERM DEBT                                                       513 abcd   11,349       19,344

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
     Class A Preferred stock, $.01 par value, 5,300,000 shares
        authorized, 596,711 shares issued and outstanding              2 e          (2)           6
     Class C Preferred stock, $.01 par value, 6,427 shares
        authorized, issued and outstanding                               ad         65           65
     Class A common stock, $.001 par value, 60,000,000 shares
        authorized, 23,285,425 shares issued,                            abcde    (268)          22
        21,785,425 shares outstanding
     Class B common stock, $.001 par value, 2,500,000 shares
        authorized, 1,105,000 shares issued and outstanding                                       1
     Treasury stock                                                      bd      2,918       (1,317)
     Additional paid-in-capital                                    6,611 abcde (13,286)      46,815
     Accumulated deficit                                          (6,961)abcde  12,399       (7,545)
     Notes receivable                                                                          (948)
                                                                 ----------------------------------------

                     Total stockholders' equity                     (348)        1,826       37,099
                                                                 ----------------------------------------

Total liabilities and stockholders' equity                         3,492         8,565       96,513
                                                                 ========================================

PRO FORMA INTERIM FINANCIAL INFORMATION FOR INTERIORS AND COMBINED COMPANIES (000's) Omitted


                                                                                                                Model
                                                                           Interiors  Stylecraft    Petals      Homes         CSL
                                                                           12 mo. to  12 mo. to   12 mo. to   12 mo. to    12 mo. to
                                                                            6/30/98    6/30/98     6/30/98     6/30/98      6/30/98
NET SALES                                                                    54,600     25,400      37,200      9,900       12,400

COST OF GOODS SOLD                                                           35,700     17,900      17,900      5,000        7,800
                                                                        ------------------------------------------------------------

    Gross profit                                                             18,900      7,500      19,300      4,900        4,600

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                                 15,587      5,400      16,800      5,000        6,300
                                                                        ------------------------------------------------------------

    Income from operations                                                    3,313      2,100       2,500       (100)      (1,700)

OTHER EXPENSE (INCOME)
    Amortization of goodwill                                                     42
    Interest expense                                                          1,400                    600       (100)         400
    Financing charges - noncash                                                 306
    Consulting and management fees                                             (335)
    Minority interest income
                                                                        ------------------------------------------------------------

         Total other expense (income)                                         1,413          0         600       (100)         400
                                                                        ------------------------------------------------------------

   Income (loss) from operations
     before (benefit) provision for income taxes and extraordinary item       1,900      2,100       1,900          0       (2,100)

(BENEFIT) PROVISION FOR INCOME TAXES                                            (93)      (102)        (93)         0            0
                                                                        ------------------------------------------------------------

NET INCOME                                                                    1,993      2,202       1,993          0       (2,100)
                                                                        ------------------------------------------------------------

Basic  EPS                                                                     0.12                                           0.04
Diluted  EPS                                                                   0.11                                           0.04
Shares (000)                                                                 14,038                             3,529       17,567
Shares (000)                                                                 14,928                             3,529       18,457



                                                                              Decor              Adjustments     Total
                                                                             12 mo. to
                                                                              6/30/98
NET SALES                                                                       5,200                            144,700

COST OF GOODS SOLD                                                              3,200                             87,500
                                                                           ----------------------------------------------

    Gross profit                                                                2,000                             57,200

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                                    3,600 e                 (200)      52,487
                                                                           ----------------------------------------------

    Income from operations                                                     (1,600)                  200        4,713

OTHER EXPENSE (INCOME)
    Amortization of goodwill                                                          abcde             909          951
    Interest expense                                                              100 abc               670        3,070
    Financing charges - noncash                                                                         270          576
    Consulting and management fees                                                    e                 200         (135)
    Minority interest income                                                          d              (1,029)      (1,029)
                                                                           ----------------------------------------------

         Total other expense (income)                                             100                 1,020        3,433
                                                                           ----------------------------------------------

   Income (loss) from operations
     before (benefit) provision for income taxes and extraordinary item        (1,700)                 (820)       1,280

(BENEFIT) PROVISION FOR INCOME TAXES                                                0                     0         (288)
                                                                           ----------------------------------------------

NET INCOME                                                                     (1,700)                 (820)       1,568
                                                                           ----------------------------------------------
Basic  EPS                                                                                                          0.04
Diluted  EPS                                                                                                        0.04
Shares (000)                                                                                          3,529       17,567
Shares (000)                                                                                          3,529       18,457


PRO FORMA INTERIM FINANCIAL INFORMATION FOR INTERIORS AND COMBINED COMPANIES (000's) Omitted


                                                                                       Model
                                                     Interiors  Stylecraft   Petals    Homes      CSL
                                                     6 mo. to    6 mo. to   6 mo. to  6 mo. to  6 mo. to
                                                     12/31/98    12/31/98   12/31/98  12/31/98  12/31/98

NET SALES                                              23,263     15,500     22,400     5,700     6,200

COST OF GOODS SOLD                                     14,960     10,800     10,640     2,850     3,900
                                                     ----------------------------------------------------

   Gross profit                                         8,302      4,700     11,760     2,850     2,300

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES            6,962      2,450     10,024     2,650     2,000
                                                     ----------------------------------------------------

   Income from operations                               1,341      2,250      1,736       200       300

OTHER EXPENSE (INCOME)
   Amortization of goodwill                               193
   Interest expense                                       984         10        300                 150
   Financing charges - noncash                            437
   Consulting and management fees                        (120)
   Minority interest expense
   Gain on legal settlement                               (82)
                                                     ----------------------------------------------------

         Total other expense (income)                   1,412         10        300         0       150
                                                     ----------------------------------------------------

   Income (loss) from operations
      before (benefit) provision for
      income taxes and extraordinary item                 (71)     2,240      1,436       200       150

(BENEFIT) PROVISION FOR INCOME TAXES                       10        157        115        14        20
                                                     ----------------------------------------------------

   Income (loss) from operations before
      extraordinary item                                  (81)     2,083      1,321       186       130

EXTRAORDINARY GAIN FROM EARLY EXTINGUISHMENT OF DEBT    1,371
                                                     ----------------------------------------------------

NET INCOME                                              1,289      2,083      1,321       186       130
                                                     ----------------------------------------------------


Basic  EPS                                               0.08
Diluted  EPS                                             0.08
Shares (000)                                           14,038
Shares (000)                                           14,928


                                                         Decor   Adjustments   Total
                                                        6 mo. to
                                                        12/31/98

NET SALES                                                 2,350               75,413

COST OF GOODS SOLD                                        1,300               44,450
                                                       -----------------------------------

   Gross profit                                           1,050               30,962

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES              1,000 e      (70)   25,016
                                                       -----------------------------------

   Income from operations                                    50         70    5,947

OTHER EXPENSE (INCOME)
   Amortization of goodwill                                     abcde  281      474
   Interest expense                                          50 abc    335    1,829
   Financing charges - noncash                                                  437
   Consulting and management fees                               e       70      (50)
   Minority interest expense                                    d       88       88
   Gain on legal settlement                                                     (82)
                                                       -----------------------------------

         Total other expense (income)                        50        774    2,696
                                                       -----------------------------------

   Income (loss) from operations
      before (benefit) provision for
      income taxes and extraordinary item                     0       (704)   3,251

(BENEFIT) PROVISION FOR INCOME TAXES                          0                 316
                                                       -----------------------------------

   Income (loss) from operations before
      extraordinary item                                      0       (704)   2,935

EXTRAORDINARY GAIN FROM EARLY EXTINGUISHMENT OF DEBT                          1,371
                                                       -----------------------------------

NET INCOME                                                    0       (704)   4,306
                                                       -----------------------------------

Basic  EPS                                                                     0.22
Diluted  EPS                                                                   0.21
Shares (000)                                                         3,529   17,567
Shares (000)                                                         3,529   18,457


NOTES TO PRO FORMA FINANCIAL INFORMATION

(A) THE ACQUISITION OF STYLECRAFT LAMPS, INC. CONSISTED OF A CASH PAYMENT OF $10,319,000. THE CASH PAYMENT WAS FINANCED BY A $7,000,000 SECURED LINE OF CREDIT FROM AUSTIN FINANCIAL SERVICES, INC., THE PRIVATE PLACEMENT OF 4,500 SHARES OF INTERIORS 7% SERIES C CONVERTIBLE PREFERRED STOCK, PAR VALUE $.01 PER SHARE, HAVING A LIQUIDATION VALUE OF $4,500,000, AND WORKING CAPITAL OF THE COMPANY. ELIMINATION OF RELATED PARTY DEBT AND ALL EQUITY ON STYLECRAFT'S BOOKS AS WELL AS AN ACCRUAL OF $135,000 OF ACQUISITION EXPENSES RESULTED IN EXCESS OF NET FAIR VALUE OF ASSETS ACQUIRED OF $5,069,000 IF THE COMBINATION OCCURRED AS OF DECEMBER 31, 1998. ADJUSTMENTS FOR INTEREST EXPENSE AT THE RATES STATED ABOVE, PREFERRED STOCK DIVIDENDS AND AMORTIZATION OF INTANGIBLES OVER 40 YEARS WERE MADE TO RESULTS OF OPERATIONS.

(b) The acquisition of Petals consisted of a $6,730,000 cash payment and the issuance of an 8% convertible debenture due March 26, 2001 in the principal amount of $2,000,000. The cash portion of the purchase price was paid from the Company's working capital and the redemption of WB & WC Warrants. Elimination of related party debt and all equity on Petals books as well as an accrual of $116,000 of acquisition expenses resulted in excess of net fair value of assets acquired of $3,069,000 if the combination occurred as of December 31, 1998. Adjustments for interest expense at the rate stated above and amortization of intangibles over 40 years were made to results of operations.

(c) The acquisition of Model Home Interiors, Inc. consisted of a $2,000,000 cash payment, $230,766 in promissory notes and Class A Shares having a fair market value of $2,300,000. The cash portion of the purchase price was financed by a secured line of credit from NationsBank, N.A at the prime interest rate. Elimination of related party debt and all equity on MHI's books as well as an accrual of $200,000 of acquisition expenses resulted in excess of net fair value of asets acquired of $231,000 if the combination occurred as of December 31, 1998. Adjustments for interest expense at the rate stated above and amortization of intangibles over 40 years were made to operations.

(d) The acquisition of 51% of CSL Lighting Manufacturing, Inc. consisted of a $600,000 cash payment and the exchange of 1,927 7% Series C Preferred Shares having a liquidation value of $1,927,000 issued to certain creditors of CSL for the cancellation of CSL debt with a principal amount of $1,027,000. In addition, the Company issued 100 7% Series C Preferred Shares with a liquidation value of $100,000 as a fee in connection with this transaction. Elimination of related party debt and all equity on CSL's books as well as the formation of a minority interest and an accrual of $50,000 of acquisition expenses resulted in excess of net fair value of assets acquired of $1,894,000 if the combination occurred as of December 31, 1998. Adjustments for preferred stock dividends and amortization of intangibles over 40 years were made to operations.

(E) THE PROBABLE ACQUISITION OF THAT PORTION OF DECOR NOT ALREADY OWNED BY INTERIORS HAS BEEN PROPOSED AS A SWAP OF TWO DECOR SHARES OF COMMON STOCK FOR ONE SHARE OF INTERIORS COMMON STOCK. INTERIORS COMMON STOCK HAD A MARKET VALUE OF ABOUT $2 PER SHARE AT THE TIME THE RELATED AGREEMENT WAS MADE, SO THIS VALUE WAS USED FOR PURPOSES OF THE PRO FORMA COMBINED FINANCIAL INFORMATION. AS OF DECEMBER 31, 1998 DECOR HAD 1,959,166 COMMON SHARES OUTSTANDING AND 250,000 SERIES A CONVERTIBLE (AT 3 FOR 1) PREFERRED STOCK OUTSTANDING, NOT OWNED BY INTERIORS. THIS IS EQUIVALENT TO 2,709,166 SHARES OF DECOR, 1,354,583 SHARES OF INTERIORS OR $2,709,166 WITH INTERIORS AT $2 PER SHARE. ELIMINATION OF RELATED PARTY DEBT AND ALL EQUITY ON DECOR'S BOOKS AS WELL AS AN ACCRUAL OF $200,000 OF ACQUISITION EXPENSES RESULTED IN A PURCHASE PRICE IN EXCESS OF NET FAIR VALUE OF ASSETS ACQUIRED OF $6,484,000 IF THE COMBINATION OCCURRED AS OF DECEMBER 31, 1998. ADJUSTMENTS FOR AMORTIZATION OF INTANGIBLES OVER 40 YEARS WERE MADE TO RESULTS OF OPERATIONS.